UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2019

NRC GROUP HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38119	81-4838205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

952 Echo Lane, Suite 460 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 767-4749

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	NRCG	NYSE American
Warrants to purchase Common Stock	NRCG.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion, at 12:01 a.m. Boise, Idaho time on November 1, 2019 (the “Effective Time”), of the previously announced Mergers (as defined below) contemplated by the Agreement and Plan of Merger, dated as of June 23, 2019 (the “Merger Agreement”), by and among US Ecology Holdings, Inc. (f/k/a US Ecology, Inc.), a Delaware corporation (“Predecessor US Ecology”), US Ecology, Inc. (f/k/a US Ecology Parent, Inc.), a Delaware corporation (“Successor US Ecology”), Rooster Merger Sub, Inc., a Delaware corporation (“NRCG Merger Sub”), ECOL Merger Sub, Inc., a Delaware corporation (“ECOL Merger Sub”), and NRC Group Holdings Corp., a Delaware corporation (“NRCG”).

At the Effective Time, in accordance with the Merger Agreement, (1) ECOL Merger Sub merged with and into Predecessor US Ecology (the “ECOL Merger”), with Predecessor US Ecology surviving the ECOL Merger as a direct wholly-owned subsidiary of Successor US Ecology, and (2) NRCG Merger Sub merged with and into NRCG (the “NRCG Merger” and, together with the ECOL Merger, the “Mergers”), with NRCG surviving the NRCG Merger as a direct wholly-owned subsidiary of Successor US Ecology. As a result of the Mergers, Successor US Ecology changed its name to “US Ecology, Inc.” and became a publicly traded corporation.

At the Effective Time, each share of common stock, par value $0.01 per share, of Predecessor US Ecology (“ECOL Common Stock”) issued and outstanding immediately prior to the Effective Time (other than cancelled shares) was automatically converted into (1) one share of common stock, par value $0.01 per share, of Successor US Ecology (“Successor US Ecology Common Stock”) and (2) any dividends or other distributions to which the holder thereof became entitled to upon the surrender of such shares of ECOL Common Stock in accordance with the Merger Agreement. At the Effective Time, each share of ECOL Common Stock held by Predecessor US Ecology as treasury stock or owned by Predecessor US Ecology, Successor US Ecology, ECOL Merger Sub or any of their respective direct or indirect wholly-owned subsidiaries as of immediately prior to the Effective Time was automatically cancelled and ceased to exist, without any conversion or consideration delivered in exchange therefor. At the Effective Time, outstanding equity awards of Predecessor US Ecology were automatically assumed by Successor US Ecology and converted into equity awards of Successor US Ecology on a one-for-one basis as set forth in the Merger Agreement.

At the Effective Time, each share of common stock, par value $0.0001 per share, of NRCG (“NRCG Common Stock”) issued and outstanding immediately prior to the Effective Time (other than cancelled shares) was automatically converted into (1) 0.196 (the “NRCG Exchange Ratio”) of a share of Successor US Ecology Common Stock, (2) any cash in lieu of fractional shares of Successor US Ecology Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof became entitled to upon the surrender of such shares of NRCG Common Stock in accordance with the Merger Agreement. At the Effective Time, each share of 7.00% Series A Convertible Cumulative Preferred Stock, par value $0.0001 per share, of NRCG (“NRCG Series A Preferred Stock”) issued and outstanding immediately prior to the Effective Time (other than Cancelled Series A Preferred Shares and Dissenting Shares (each as defined in the Merger Agreement)) was automatically converted into (1) a whole number of shares of Successor US Ecology Common Stock equal to the product of (a) the number of shares of NRCG Common Stock that such share of NRCG Series A Preferred Stock could be converted into at the Effective Time (including Fundamental Change Additional Shares and Accumulated Dividends (each as defined in the Certificate of Designations, Preferences, Rights and Limitations of NRCG Series A Preferred Stock, dated as of October 17, 2018 and corrected on October 23, 2018)) multiplied by (b) the NRCG Exchange Ratio, (2) any cash in lieu of fractional shares of Successor US Ecology Common Stock payable pursuant to the Merger Agreement and (3) any dividends or other distributions to which the holder thereof became entitled to upon the surrender of such shares of NRCG Series A Preferred Stock in accordance with the Merger Agreement. At the Effective Time, each share of NRCG Common Stock or NRCG Series A Preferred Stock owned by NRCG, NRCG Merger Sub or any of their respective direct or indirect wholly-owned subsidiaries immediately prior to the Effective Time was automatically cancelled and ceased to exist, without any conversion or consideration delivered in exchange therefor. At the Effective Time, outstanding equity awards of NRCG were automatically assumed by Successor US Ecology and converted into equity awards of Successor US Ecology pursuant to the terms of the Merger Agreement.

At the Effective Time, in respect of each outstanding warrant to purchase NRCG Common Stock (each, a “NRCG Warrant”) issued pursuant to that certain Warrant Agreement, dated as of June 22, 2017 (the “NRCG Warrant Agreement”), between Continental Stock Transfer & Trust Company (“CST”) and NRCG, Successor US Ecology issued a replacement warrant (each, a “Replacement Warrant”) to each holder of such NRCG Warrant that complies with and satisfies the applicable terms and conditions under the NRCG Warrant Agreement and is exercisable for a number of shares of Successor US Ecology Common Stock equal to the product (rounded to the nearest whole number) of (1) the number of shares of NRCG Common Stock that would have been issuable upon the exercise of the NRCG Warrant immediately prior to the Effective Time and (2) the NRCG Exchange Ratio, at an exercise price equal to the quotient obtained by dividing (a) the pre-NRCG Merger exercise price ($11.50 per share) by (b) the NRCG Exchange Ratio. The Replacement Warrants were issued pursuant to that certain Assignment, Assumption and Amendment to the Warrant Agreement, dated as of the date hereof, between American Stock Transfer & Trust Company, LLC and Successor US Ecology, and acknowledged by CST and NRCG.

At the Effective Time, Predecessor US Ecology caused all shares of Successor US Ecology Common Stock issued and outstanding immediately prior to the Effective Time to be surrendered and cancelled and cease to exist, with no consideration delivered in exchange therefor.

As a result of the transactions contemplated by the Merger Agreement, NRCG Common Stock and NRCG Warrants ceased trading on the NYSE American, LLC (“NYSE American”), in each case effective as of the close of market on October 31, 2019, and Successor US Ecology Common Stock and Replacement Warrants commenced trading on the Nasdaq Global Select Market on November 1, 2019 under the symbols “ECOL” and “ECOLW,” respectively.

Following the completion of the Mergers, Successor US Ecology contributed all of the issued and outstanding equity interests of NRCG to Predecessor US Ecology so that, after such contribution, NRCG became a wholly-owned subsidiary of Predecessor US Ecology (the “Contribution”).

The issuance of Successor US Ecology Common Stock, the Replacement Warrants and the Successor US Ecology Common Stock underlying the Replacement Warrants in connection with the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Successor US Ecology’s registration statement on Form S-4 (File No. 333-232930) (as amended, the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “SEC”), and declared effective on September 19, 2019. The definitive proxy statement/prospectus, dated September 19, 2019, of each of NRCG and Predecessor US Ecology that forms part of the Registration Statement contains additional information about the Mergers and the other transactions contemplated in connection therewith.

The foregoing description of the Merger Agreement, the transactions contemplated thereby and the Contribution is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to NRCG’s Current Report on Form 8-K filed with the SEC on June 24, 2019 . The Merger Agreement is incorporated herein by reference to provide investors with information regarding its terms. It is not intended to provide any other factual information about NRCG, Predecessor US Ecology or their respective affiliates or businesses, including Successor US Ecology. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or the parties’ respective businesses.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

On November 1, 2019, NRCG repaid all outstanding indebtedness and terminated all commitments under its credit facility, dated as of June 11, 2018, as amended or supplemented from time to time, among NRC US Holding Company, LLC, Sprint Energy Services, LLC, NRC Group Holdings, LLC, the guarantors and lender party thereto and BNP Paribas, as administrative agent. The material terms of the credit facility are described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in NRCG’s Annual Report on Form 10-K for the year ended December 31, 2018.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 1.02, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Mergers, NRCG notified the NYSE American that trading in the NRCG Common Stock and NRCG Warrants should be suspended and listing of the NRCG Common Stock and NRCG Warrants should be removed. Trading of the NRCG Common Stock and NRCG Warrants on the NYSE American was suspended prior to the open of trading on November 1, 2019. NRCG also requested that the NYSE American file with the SEC an application on Form 25 to delist and deregister the NRCG Common Stock and NRCG Warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, NRCG intends to file with the SEC a Form 15 requesting that the reporting obligations of NRCG under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.02, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 1.02 and Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Mergers, a change of control of NRCG occurred, and NRCG became a wholly-owned subsidiary of Successor US Ecology, and pursuant to the Contribution, ultimately, a subsidiary of Predecessor US Ecology.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Mergers and pursuant to the Merger Agreement, each of NRCG’s directors immediately prior to the Effective Time ceased being members of the board of directors of NRCG (the “Board”), and each member of the board of directors of NRCG Merger Sub immediately prior to the Effective Time became a member of the Board. As a result, the Board consists of Jeffrey R. Feeler.

In connection with the consummation of the Mergers, at the Effective Time, each of the following persons were elected to the offices of NRCG set forth opposite their respective names:

Name	Title
Jeffrey R. Feeler	President
Simon Bell	Vice President
Eric Gerratt	Vice President and Treasurer
Wayne Ipsen	Secretary
Christian Swinbank	Principal Executive Officer
Joseph Peterson	Principal Financial Officer

Compensatory Plans

Pursuant to the Merger Agreement, at the Effective Time, Successor US Ecology assumed the NRC Group Holdings Corp. 2018 Equity and Incentive Compensation Plan (the “NRCG Equity Plan”) by adopting the Amended and Restated US Ecology, Inc. 2018 Equity and Incentive Compensation Plan (the “Amended Equity Plan”). The NRCG Equity Plan was assumed by Successor US Ecology solely for the purpose of replacing outstanding equity awards of NRCG with substantially similar equity awards of Successor US Ecology, as contemplated by the Merger Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, the bylaws of NRCG Merger Sub as in effect immediately prior to the Effective Time will be the bylaws of NRCG at the Effective Time, except that references to NRCG Merger Sub’s name will be replaced with references to NRCG’s name. The bylaws of NRCG at the Effective Time are attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of June 23, 2019, by and among US Ecology, Inc., US Ecology Parent, Inc., Rooster Merger Sub, Inc., ECOL Merger Sub, Inc. and NRC Group Holdings Corp. (incorporated by reference to Exhibit 2.1 to NRC Group Holdings Corp.’s Current Report on Form 8-K filed with the SEC on June 24, 2019).

3.1	Bylaws

*	Exhibits and schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NRC GROUP HOLDINGS CORP.

Date: November 1, 2019	By:	/s/ Joseph Peterson
Name: Joseph Peterson
Title: Principal Financial Officer